Income Taxes	12 Months Ended
Dec. 31, 2016
Income Taxes [Abstract]
Income Taxes
10.	Income Taxes

The Company’s benefit for income taxes consists of the following for the year ended December 31, 2016 and 2015:

	Successor 2016	Predecessor 2015
Deferred:
Federal	$(475,316)	$(1,066,864)
State and local	(419,247)	(79,680)
Total deferred	(894,563)	(1,146,544)

Total benefit for income taxes	(894,563)	(1,146,544)
Less: valuation reserve	894,563	1,146,544
Income Tax provision	$-	$-

A reconciliation of the federal statutory rate to 0% for the year ended December 31, 2016 and 2015 to the effective rate for income from operations before income taxes is as follows:

	Successor 2016	Predecessor 2015

Benefit for income taxes at federal statutory rate	34.0%	34.0%
State and local income taxes, net of federal benefit	7.8	5.7
Differences attributable to change in state business apportionment	12.3	(7.6)
Reorganization expenses	(6.0)	-
Amortization of intangible assets	(6.2)	-
Change in fair value of derivative liabilities	-	7.8
True-up	3.4	2.3
Other	0.1	(0.3)
Less valuation allowance	(45.4)	(41.9)
Effective income tax rate	0.0%	0.0%

During 2016, the Company adjusted its estimate of business apportionment, thus increasing its tax effective state and local tax rate from 5.7% to 7.8%. The decrease is primarily due to allocation of business receipts from New York State and New York City.

The tax effects of these temporary differences along with the net operating losses, net of an allowance for credits, have been recognized as deferred tax assets (liabilities) at December 31, 2016 and 2015 as follows:

	Successor 2016	Predecessor 2015
Net operating loss carryforward	$5,256,605	$3,497,816
Bad debt reserve	141,182	130,319
Employee stock compensation	78,652	657,326
Net conversion feature discount	(5,208)	(202,349)
Default penalty	-	494,391
Depreciation	2,782	1,962
Charity	344	329
Net deferred tax asset	5,474,357	4,579,794
Less valuation allowance	(5,474,357)	(4,579,794)

Net deferred tax asset	$-	$-

The Company establishes a valuation allowance, if based on the weight of available evidence; it is more likely than not that some portion or all of the deferred assets will not be realized. The valuation allowance increased $894,563 and $1,146,544 during 2016 and 2015, respectively, offsetting the increase in the deferred tax asset attributable to the net operating loss and reserves.

As of December 31, 2016, the Company has a net operating loss carry forward of approximately $12,588,000 for Federal tax purposes. The net operating loss expires through 2036. The Company’s net operating loss carry forward may be subject to annual limitations, which could reduce or defer the utilization of the losses as a result of an ownership change as defined in Section 382 of the Internal Revenue Code.

As required by the provisions of ASC 740, the Company recognizes the financial statement benefit of a tax position only after determining that the relevant tax authority would more likely that not sustain the position following an audit. For tax positions meeting the more likely than not threshold, the amount recognized in the consolidated financial statements is the largest benefit that has a greater than 50 percent likelihood of being realized upon ultimate settlement with the relevant tax authority. Differences between tax positions taken or expected to be taken in a tax return and the net benefit recognized and measured pursuant to the interpretation are referred to as “unrecognized benefits.” A liability is recognized (or amount of net operating loss or amount of tax refundable is reduced) for an unrecognized tax benefit because it represents an enterprise’s potential future obligation to the taxing authority for a tax position that was not recognized as a result of applying the provisions of ASC 740.

The Company recognizes interest and penalties related to uncertain tax positions in general and administrative expenses. As of December 31, 2016, the Company has no unrecognized tax positions, including interest and penalties. The tax years 2013 - 2015 are still open to examination by the major tax jurisdictions in which the Company operates. The Company files returns in the United States Federal tax jurisdiction and various other state jurisdictions.